Exhibit 10.3

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of August 30, 2013, among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), BEMIS, LLC, a Vermont limited liability company (“Bemis”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma limited liability company (“Construction & Turnaround”), HALPIN LINE CONSTRUCTION LLC, a New York limited liability company (“Halpin”), HAWKEYE, LLC, a New York limited liability company (“Hawkeye”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), PREMIER UTILITY SERVICES, LLC, a New York limited liability company (“Premier Utility”), PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation (“Premier West Coast”), TRAFFORD CORPORATION, a Pennsylvania corporation (“Trafford”), UTILX CORPORATION, a Delaware corporation (“Utilx”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”), WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Construction California”), WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma corporation (“Willbros Downstream Oklahoma”), WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company (“Willbros Downstream”), WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Engineering California”), WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability company (“Willbros Engineers (U.S.)”), WILLBROS ENGINEERS, LLC, a Louisiana limited liability company (“Willbros Engineers Louisiana”), WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Government Services”), WILLBROS MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“Willbros Management Services”), WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Project Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services” and together with Holdings, Bemis, Chapman Construction, Chapman Management, Construction & Turnaround, Halpin, Hawkeye, Lineal, Premier Utility, Premier West Coast, Trafford, Utilx, Willbros Construction (U.S.), Willbros Construction California, Willbros Downstream Oklahoma, Willbros Downstream, Willbros Engineering California, Willbros Engineers (U.S.), Willbros Engineers Louisiana, Willbros Government Services, Willbros Management Services and Willbros Project Services, the “U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (“Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), and the other Persons party to this Amendment as Guarantors, the financial institutions party to this Amendment as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and the other Secured Parties (the “Agent”).

RECITALS:

A. Borrowers, Guarantors, Agent, Bank of America, N.A., as a U.S. Lender (“BOA”), Bank of America, N.A. (acting through its Canada branch), as a Canadian Lender (“BOA (Canada)”), and Capital One Leverage Finance Corp., as a U.S. Lender (together with BOA and BOA (Canada), the “Existing Lenders”), are parties to that certain Loan, Security and Guaranty Agreement dated as of August 7, 2013 (the “Loan Agreement”), pursuant to which the Existing Lenders agreed to make Loans and provide certain other credit accommodations to the Borrowers. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement.

B. BOA desires to assign, and Wells Fargo Bank, National Association and SunTrust Bank (together, the “U.S. Additional Lenders”) each desires to assume, a portion of BOA’s U.S. Revolver Commitment under the Loan Agreement.

C. BOA (Canada) desires to assign, and Wells Fargo Capital Finance Corporation Canada and SunTrust Bank (together, the “Canadian Additional Lenders” and collectively with the U.S. Additional Lenders, the “Additional Lenders”) each desires to assume, a portion of BOA (Canada)’s Canadian Revolver Commitment under the Loan Agreement.

D. Agent and Borrower Agent have each approved the assignments to the Additional Lenders as required by the definition of “Eligible Assignee” as set forth in Section 1.1 of the Loan Agreement.

E In connection with such assignments and assumptions, the Additional Lenders have requested, and the Obligors and the Existing Lenders have agreed to, certain amendments to the Loan Agreement as more fully set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, Agent and Lenders hereby agree as follows:

Section 1. Assignments to Additional Lenders.

1.1 Assignment and Assumption. Effective as of the First Amendment Effective Date (defined below), (a) BOA hereby assigns to each U.S. Additional Lender, and each U.S. Additional Lender hereby purchases and assumes from BOA, such percentage of BOA’s rights and obligations under the Loan Agreement as a U.S. Lender (including, without limitation, such percentage interest in the U.S. Revolving Loans owing to BOA and BOA’s participation with respect to any U.S. LC Obligations, in each case as of the date hereof (prior to the effectiveness of this Amendment)) that would result in BOA and the U.S. Additional Lenders having the respective U.S. Revolver Commitments set forth on Schedule 1.1(b) attached hereto and (b) BOA (Canada) hereby assigns to each Canadian Additional Lender, and each Canadian Additional Lender hereby purchases and assumes from BOA (Canada), such percentage of BOA (Canada)’s rights and obligations under the Loan Agreement as a Canadian Lender (including, without limitation, such percentage interest in the Canadian Revolving Loans owing to BOA (Canada) and BOA (Canada)’s participation with respect to any Canadian LC Obligations, in each case as of the date hereof (prior to the effectiveness of this Amendment)) that would result in BOA (Canada) and the Canadian Additional Lenders having the respective Canadian Revolver

Commitments set forth on Schedule 1.1(a) attached hereto (the foregoing items being, collectively, the “Assigned Interest”), in each case together with an interest in the Loan Documents corresponding to the Assigned Interest. From and after the First Amendment Effective Date, each Additional Lender hereby expressly assumes, and undertakes to perform, all of BOA’s and BOA (Canada)’s, as applicable, obligations in respect of the Assigned Interest acquired by such Additional Lender, and all principal, interest, fees and other amounts which would otherwise be payable to or for BOA’s and BOA (Canada)’s, as applicable, account in respect of the Assigned Interest acquired by such Additional Lender shall be payable to or for such Additional Lender’s account, to the extent such amounts accrue on or after the First Amendment Effective Date. For the avoidance of doubt, the assignment and assumption provided herein applies only to BOA’s rights and obligations under the Loan Documents as a U.S. Lender and not in its capacity as Agent.

1.2 Representations and Warranties by BOA and BOA (Canada); Disclaimer. BOA (a) represents that as of the First Amendment Effective Date, prior to giving effect to the assignments in Section 1.1, its U.S. Revolver Commitment is $90,000,000 and the outstanding balance of its U.S. Revolver Loans and participations in U.S. LC Obligations is $69,299,450.13; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that BOA is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents. BOA (Canada) (a) represents that as of the First Amendment Effective Date, prior to giving effect to the assignments in Section 1.1 its Canadian Revolver Commitment is $25,000,000 and the outstanding balance of its Canadian Revolver Loans and participations in Canadian LC Obligations is $15,312,267.40; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that BOA (Canada) is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents.

1.3 Representations and Warranties by Additional Lenders. Each Additional Lender (a) represents and warrants that it is legally authorized to enter into this Amendment and to purchase and assume the Assigned Interest acquired by it; (b) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to assume the Assigned Interest acquired by it; (c) agrees that it shall, independently and without reliance upon BOA or BOA (Canada) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” and a “U.S. Lender” or “Canadian Lender” (as applicable) under the Loan Documents; and (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.

1.4 Addresses for Notices. The address of each Additional Lender to which notices and information are to be sent under the terms of the Loan Agreement is set forth on the signature pages to this Amendment.

1.5 Lender Reallocation. After giving effect to this Amendment and any Loans made on the First Amendment Effective Date, (a) the Commitment of each Lender will be as set forth on Schedules 1.1(a) and 1.1(b) attached hereto, (b) each Lender who holds Loans in an aggregate amount less than its Pro Rata share (after giving effect to this Amendment) of all Loans shall advance new Loans that shall be disbursed to the Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Pro Rata share of all Loans, (c) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata share (after giving effect to this Amendment) and (d) such other adjustments shall be made as the Agent shall specify to effectuate the intent and purposes of the assignments contemplated by this Section 1. The transactions described in the foregoing sentence or any other transaction effected in connection with this Section 1 shall not be subject to Section 3.9 of the Loan Agreement.

1.6 Reaffirmation of Obligations to Lenders. Each Obligor hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it accepts each Additional Lender as a Lender for all purposes of the Loan Agreement (as amended hereby) and reaffirms its Obligations to the Lenders (including the Additional Lenders) under the Loan Agreement (as amended hereby) and the other Loan Documents.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Loan Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendment to the Definition of Availability Block. The definition of “Availability Block” set forth in Section 1.1 of the Loan Agreement shall be restated in its entirety to read as follows:

Availability Block: zero Dollars.

2.2 Amendment to the Definitions of Canadian Borrowing Base and U.S. Borrowing Base. The definitions of “Canadian Borrowing Base” and “U.S. Borrowing Base” set forth in Section 1.1 of the Loan Agreement each shall be amended to add the following sentence to the end thereof:

Notwithstanding the foregoing, the aggregate amount of the Canadian Borrowing Base and the U.S. Borrowing Base that is attributable to Eligible Accounts and Eligible Unbilled Accounts constituting progress billings, milestone billings, retainage and billings under other performance-based benchmarks shall not exceed $35,000,000 at any time.

2.3 Amendments to the Definition of Canadian Eligible Accounts. The definition of “Canadian Eligible Accounts” set forth in Section 1.1 of the Loan Agreement shall be amended to restate clauses (c) and (q) thereof in their entirety to read as follows:

(c) when aggregated with other Accounts owing by the Account Debtor and its Affiliates, it exceeds 20% of the aggregate Eligible Accounts (or such higher percentage as Required Lenders may establish for such Account Debtor from time to time) but ineligibility shall be limited to the extent of such excess;

(q) unless otherwise agreed to by Supermajority Lenders, it arises under a contract for performance of services for which the anticipated completion date is more than 90 days from the commencement date; provided that any Account arising from performance of services under such contract within the 90-day period preceding the anticipated completion date therefor may be eligible if such Account otherwise constitutes a Canadian Eligible Account; or

2.4 Additional Definition of Supermajority Lenders. The following definition shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

Supermajority Lenders: at any time of determination hereof, two or more Lenders holding more than 66.6% of (a) the aggregate outstanding Commitments; or (b) following termination of the Commitments, the aggregate outstanding Loans and LC Obligations or, if all Loans and LC Obligations have been satisfied by Full Payment thereof, the aggregate remaining Obligations; provided, that Commitments, Loans and other Obligations held by a Defaulting Lender and its Affiliates shall be disregarded in making such calculation, but any related Fronting Exposure shall be deemed held as a Loan or LC Obligation by the Lender that funded the applicable Loan or issued the applicable Letter of Credit; provided, further that for purposes of determining the number of Lenders hereunder, a Lender and its Affiliates that are also Lenders shall be treated as one Person.

2.5 Amendments to the Definition of U.S. Eligible Accounts. The definition of “U.S. Eligible Accounts” set forth in Section 1.1 of the Loan Agreement shall be amended to restate clauses (c) and (q) thereof in their entirety to read as follows:

(c) (i) with respect to Accounts owing by Oncor Electric Delivery Company LLC, when aggregated with other Accounts owing by Oncor Electric Delivery Company LLC, it exceeds 25% of the aggregate Eligible Accounts (or such higher percentage as Required Lenders may establish for Oncor Electric Delivery Company LLC from time to time) but ineligibility shall be limited to the extent of such excess, and (ii) with respect to Accounts owing by any other Account Debtor, when aggregated with other Accounts owing by such Account Debtor and its Affiliates, it exceeds 20% of the aggregate Eligible Accounts (or such higher percentage as Required Lenders may establish for such Account Debtor from time to time) but ineligibility shall be limited to the extent of such excess;

(q) unless otherwise agreed to by Supermajority Lenders, it arises under a contract for performance of services for which the anticipated completion date is more than 90 days from the commencement date; provided that any Account arising from performance of services under such contract within the 90-day period preceding the anticipated completion date therefor may be eligible if such Account otherwise constitutes a U.S. Eligible Account; or

2.6 Amendment to Section 14.1.1. Clause (d)(ii)(B) of Section 14.1.1 of the Loan Agreement shall be restated in its entirety to read as follows:

(B) amend the definitions of Pro Rata, Required Lenders, Supermajority Lenders or Excess Availability,

2.7 Replacement of Schedules 1.1(a) and 1.1(b). Schedules 1.1(a) and 1.1(b) to the Loan Agreement shall be restated in their entirety in the form of Schedules 1.1(a) and 1.1(b), respectively, to this Amendment.

Section 3. Conditions Precedent. The assignment and assumption contained in Section 1 hereof and the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “First Amendment Effective Date”):

3.1 First Amendment. Agent shall have received counterparts of this Amendment executed on behalf of Agent and each Borrower, Guarantor and Lender (including each Additional Lender).

3.2 Representations and Warranties. The representations and warranties of each Obligor contained in the Loan Agreement (as amended hereby), this Amendment and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).

3.3 No Defaults. No Default or Event of Default shall have occurred and be continuing.

Section 4. Representations and Warranties. To induce Lenders and Agent to enter into this Amendment, each Obligor hereby represents and warrants to Lenders and Agent as follows:

4.1 Loan Document Representations and Warranties. Each representation and warranty of such Obligor contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).

4.2 Power and Authority; No Contravention; Authorizations and Approvals. The execution, delivery and performance by such Obligor of this Amendment are within such Obligor’s organizational powers, have been duly authorized by all necessary organizational action on the part of such Obligor, require no action by or in respect of, or filing with, any Governmental Authority except actions by, and notices to or filings with, Governmental Authorities (including, without limitation, the SEC) that may be required in the Ordinary Course of Business from time to time or that may be required to comply with the express requirements of the Loan Documents and do not violate any provision of Applicable Law in any material respect or contravene the terms of any Organic Document binding upon such Obligor.

4.3 Enforceable Obligations. This Amendment is a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as enforceability may be limited by any applicable Debtor Relief Laws or general principles of equity.

Section 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This Amendment is a Loan Document.

5.2 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.

5.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 Legal Expenses. As provided in Section 3.4 of the Loan Agreement, Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.5 Counterparts; Execution. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until all Borrowers, all Guarantors, all Lenders (including the Additional Lenders) and Agent have executed a counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

5.6 Entire Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.8 Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers effective as of the date and year first above written.

U.S. BORROWERS:

WILLBROS UNITED STATES HOLDINGS, INC., a Delaware Corporation
BEMIS, LLC, a Vermont Limited Liability Company
CHAPMAN CONSTRUCTION CO., L.P., a Texas Limited Partnership
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas Corporation
CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma Limited Liability Company
HALPIN LINE CONSTRUCTION LLC, a New York Limited Liability Company HAWKEYE, LLC, a New York Limited Liability Company LINEAL INDUSTRIES, INC., a Pennsylvania Corporation
PREMIER UTILITY SERVICES, LLC, a New York Limited Liability Company
PREMIER WEST COAST SERVICES, INC., an Oklahoma Corporation
TRAFFORD CORPORATION, a Pennsylvania Corporation
UTILX CORPORATION, a Delaware Corporation WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware Corporation
WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma Corporation
WILLBROS DOWNSTREAM, LLC, an Oklahoma Limited Liability Company
WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware Corporation
WILLBROS ENGINEERS (U.S.), LLC, a Delaware Limited Liability Corporation
WILLBROS ENGINEERS, LLC, a Louisiana Limited Liability Company

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS MANAGEMENT SERVICES, LLC, a Delaware Limited Liability Company
WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS T&D SERVICES, LLC, a Delaware Limited Liability Company

By: /s/ Richard W. Russler Name: Richard W. Russler Title: Treasurer of each of the above listed entities

CANADIAN BORROWER:

WILLBROS CONSTRUCTION SERVICES (CANADA), L.P., an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP I LIMITED

By: /s/ Richard W. Russler Name: Richard W. Russler Title: Treasurer

U.S. FACILITY GUARANTORS:

WILLBROS GROUP, INC., a Delaware Corporation
WILLBROS MIDSTREAM SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS UTILITY T&D HOLDINGS, LLC, a Delaware Limited Liability Company
CHAPMAN HOLDING CO., INC., a Nevada Corporation
WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC, a Delaware Limited Liability Company
SKIBECK PIPELINE COMPANY, INC., a New York Corporation
UTILX OVERSEAS HOLDINGS, INC., a Delaware Corporation

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

By: /s/ Richard W. Russler Name: Richard W. Russler Title: Treasurer of each of the above listed entities

CANADIAN FACILITY GUARANTORS

WILLBROS CANADA HOLDINGS ULC, a British Columbia Unlimited Liability Company
WILLBROS (CANADA) GP I LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP III LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP IV LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP V LIMITED, a British Columbia Corporation
0795781 B.C. LTD., a British Columbia Corporation
P/L EQUIPMENT LP, an Alberta Limited Partnership, by its General Partner, 0795781 B.C. LTD.
WILLBROS FACILITIES & TANKS (CANADA) LP, an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP IV LIMITED
WILLBROS PSS MIDSTREAM (CANADA) LP, an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP V LIMITED

By: /s/ Richard W. Russler Name: Richard W. Russler Title: Treasurer of each of the above listed entities

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent, a U.S. Lender and U.S. Issuing Bank

By: /s/ Laura K. Wieland Name: Laura K. Wieland Title: Vice President

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

CAPITAL ONE LEVERAGE FINANCE CORP., as a U.S. Lender

By: /s/ illegible Title: Senior Vice President

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By: /s/ Medina Sales De Andrade Title: Vice President

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ illegible Title: Authorized Signatory

Address: 2450 Colorado Ave. Suite 3000W Santa Monica, CA 90404 Attn: Loan Portfolio Manager - Willbros Telecopy: (866) 615-7803

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SUNTRUST BANK, as a U.S. Lender and a Canadian Lender

By: /s/ illegible Title: Senior Vice President

Address: 200 Crescent Court Suite 850 Dallas, Texas 75201 Attn: Chris Jensen Telecopy: 214-468-9218

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By: Domenic Cosentino Title: Vice President, Wells Fargo Capital Finance Corporation Canada

By:
Title:

Address: 40 King St. W., Suite 2500 Toronto, Ontario M5H 3Y2 Attn: Telecopy:

[Signature Page]

FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SCHEDULE 1.1(a)

to

Loan, Security and Guaranty Agreement

CANADIAN REVOLVER COMMITMENTS

Canadian Lender	Canadian Revolver Commitment
Bank of America, N.A. (acting through its Canada branch)	$15,000,000
Wells Fargo Capital Finance Corporation Canada	$5,833,333
SunTrust Bank	$4,166,667

Total	$25,000,000

Schedule 1.1(a)

SCHEDULE 1.1(b)

to

Loan, Security and Guaranty Agreement

U.S. REVOLVER COMMITMENTS

U.S. Lender	U.S. Revolver Commitment
Bank of America, N.A.	$40,000,000
Capital One Leverage Finance Corp.	$35,000,000
Wells Fargo Bank, National Association	$29,166,667
SunTrust Bank	$20,833,333

Total	$125,000,000

Schedule 1.1(b)